REVENUESHARES ETF TRUST

REVENUESHARES LARGE CAP FUND
REVENUESHARES MID CAP FUND
REVENUESHARES SMALL CAP FUND
REVENUESHARES FINANCIALS SECTOR FUND
REVENUESHARES ADR FUND
REVENUESHARES NAVELLIER OVERALL A-100 FUND
REVENUESHARES ULTRA DIVIDEND FUND
REVENUESHARES GLOBAL GROWTH FUND
(each, a “Fund,” and collectively, the “Funds”)

Supplement dated September 24, 2015 to the current Prospectuses of each Fund

The following supersedes and replaces the information in the Supplements dated September 9, 2015 to the Prospectuses of the Funds and supplements the information about the Funds’ investment adviser, VTL Associates, LLC (“VTL”), and sub-adviser, Index Management Solutions, LLC (“IMS”), included in the Prospectuses.  IMS is a wholly owned subsidiary of VTL.

On September 9, 2015, OppenheimerFunds, Inc. announced that it signed a definitive agreement to acquire VTL (the “Transaction”).  The completion of the Transaction is subject to certain terms and conditions.  If completed, the Transaction will cause a change in control of VTL, which will terminate the current investment advisory agreement between the RevenueShares ETF Trust (the “Trust”), on behalf of each Fund, and VTL.

At in-person meetings of the Independent Trustees and the Board of Trustees (the “Board”) of the Trust held on August 19, 2015, September 18, 2015 (Independent Trustees and their counsel only) and September 21, 2015, the Board, including the Independent Trustees, considered and approved:  (1) a new investment advisory agreement between the Trust, on behalf of each Fund, and VTL (the “New Agreement”); and (2) the submission of a proposal to the Funds’ shareholders to approve the New Agreement.  The New Agreement would become effective for a Fund only if approved by the shareholders of that Fund and if the Transaction is completed. Under the New Agreement, VTL will provide the portfolio management previously provided by IMS, and the investment advisory personnel of VTL and IMS who currently manage the Funds are expected to continue to do so as employees of VTL after the Transaction.

In addition, the Nominating Committee of the Board met on September 18, 2015 and September 21, 2015 to evaluate candidates for positions on the Board, and at their meeting on September 21, 2015, the Independent Trustees and the full Board, upon the recommendation of the Nominating Committee:  (1) selected and nominated a new board of trustees of the Trust for election by the shareholders of the Trust; and (2) approved the submission of a proposal to the Funds’ shareholders to elect the new board of trustees of the Trust.  If the nominees are elected, and the Transaction is consummated, the new board of trustees would take office upon the closing of the Transaction.

Shareholders who own shares as of September 30, 2015 will receive a proxy statement for two meetings of shareholders (one that applies to all of the Funds and one that applies only to the RevenueShares Financials Sector Fund) to be held on November 13, 2015 for the purpose of voting on the approval of the New Agreement and the new board of trustees of the Trust. The proxy statement, when available, will describe the Transaction, the New Agreement and the proposed new board of trustees in detail, as well as the Board’s considerations in approving the New Agreement and the nomination of the new board of trustees.  Shareholders are encouraged to read and retain the proxy statement.

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Please keep this supplement for future reference.